Exhibit 99.1

IBM Provides Historical Data in Preparation for Reporting Changes December 27, 2021 This article is the last in a series IBM is posting to help investors understand its historical profile and reporting implications following the separation of Kyndryl. The purpose of this article is to provide stakeholders with a view of its historical financials which reflect both the separation of Kyndryl as well as the changes to IBM’s management structure and segment reporting. Investors and analysts now have the information needed to: x Update fourth quarter 2021 revenue and operating (non-GAAP) earnings per share estimates ahead of IBM’s fourth quarter earnings report in January. Recast historical models to reflect continuing operations and the new segments revenue and gross profit details. x Reporting Changes from Kyndryl Separation As a result of the separation, Kyndryl’s historical operational activity has been reclassified to IBM’s discontinued operations results, in accordance with the requirements of U.S. Generally Accepted Accounting Principles (GAAP). As such, IBM is now providing recast historical results on a continuing operations and discontinued operations basis. IBM’s future reporting will focus on continuing operations and the company will continue to provide an operating (non-GAAP) view of its results. As a reminder, discontinued operations do not include historical intercompany transactions between IBM and Kyndryl (e.g., purchases of IBM hardware and software) which were previously eliminated in consolidation. It also does not include the spending for shared services (e.g., finance, marketing, human resources, global sales coverage) that was transferred to Kyndryl upon separation. Therefore, IBM’s historical recast of continuing operations, in total and at the segment level, through October 2021 does not represent its go-forward continuing operations profile. To provide additional transparency to investors, IBM previously provided a baseline of its 2020 post-separation revenue, operating (non-GAAP) net income, and free cash flow, which it believes is a more representative view of its go-forward business. This view is re-attached below and has not changed from when it was published on November 4 (see Exhibit 1). 1

Implications of the Separation to IBM's Fourth Quarter 2021 Expectations

To understand the expected impact to IBM's fourth quarter 2021 financial results, investors should familiarize themselves with the content provided in October and November of this year.

- During its third quarter earnings webcast on October 20, IBM discussed the estimated impact of the Kyndryl separation (effective November 3) on its November and December consolidated results, net of the new commercial relationship: ~$3 billion revenue, $0.20-$0.25 earnings per share **(Step 1)**.
- The November 29 investor article gave investors additional information on its fourth quarter 2021 discontinued operations, including an estimate of the impact discontinued operations would have on its 4Q21 continuing operations operating (non-GAAP) results: ~$1.5 billion revenue, ~$0.25 operating (non-GAAP) earnings per share **(Step 2)**. This discontinued operations estimate excludes spin-related transaction charges and potential Kyndryl-related, one-time non-cash items.


IBM Consolidated (Pre-separation)
-
1
2 Months Kyndryl activity
=
IBM Consolidated (Post Separation)
-
2
IBM Discontinued Operations
=
IBM Continuing Operations
Revenue ~$3B
EPS $0.20-0.25
Revenue ~$1.5B
Operating (non-GAAP)
EPS ~$0.25

The cumulative impact of these two items aligns fourth quarter expectations to IBM's continuing operations basis.

Segment Structure

The separation of Kyndryl was an important step in advancing IBM's platform-centric approach to capturing the hybrid cloud and AI opportunity. To further align its operating model with this approach, IBM announced on October 4 it was implementing a simplified and streamlined management structure effective immediately preceding the separation.

IBM's new segment reporting reflects this management structure, with four reportable segments: Software, Consulting, Infrastructure, and Financing (see Exhibits 2 and 3). The company will report segment revenue, gross profit, and pre-tax income for each segment. Additionally, consistent with IBM's continuing operations reporting basis, segments do not include inter-company revenue or material profit.

2

x Software (formerly Cloud and Cognitive Software), which brings together hybrid cloud platform and software solutions to help clients predict, automate, secure, and modernize their environments. While there is little change to the overall scope of the Software segment, the company is making changes to the reported revenue categories - Hybrid Platform & Solutions and Transaction Processing. For additional transparency, within Hybrid Platform & Solutions, IBM will also report revenue growth rates for Red Hat, Automation, Data & AI, Security, and Health. Consulting (formerly Global Business Services), which helps clients design and build open, hybrid cloud architectures and optimize key workflows and business processes. While there is little change to the overall scope of the Consulting segment, the company is making changes to the revenue categories reported to better reflect the market opportunities and how we address them. Within Consulting, IBM will report revenue for: Business Transformation, Technology Consulting and Application Operations. Infrastructure, which provides trusted solutions for a hybrid cloud environment, meeting client demands for scalability, security, and capacity. Products are optimized with AI to deliver new insights for business and operations. Within Infrastructure, IBM will report revenue for Hybrid Infrastructure and Infrastructure Support. To provide additional transparency within Hybrid Infrastructure, IBM will report revenue growth rates for IBM Z and Distributed Infrastructure. Financing (formerly IBM Global Financing) is IBM’s captive financing business. The financing arrangements are predominantly for products or services that are critical to the end users’ business operations and support IBM’s hybrid cloud platform and AI strategy. x x x IBM Mid-term Model (2022-2024) This historical information together with the information IBM provided in its October 4 investor briefing, which detailed its mid-term model of mid-single digit revenue and high-single digit free cash flow growth, enables investors to update their forward-looking financial models (see Exhibits 4 and 5). 3

Future Investor Communications The company will report under a continuing operations basis with the new structure starting with its fourth quarter 2021 results, which it expects to announce on January 24, 2022. At this time, it will also provide further information on its 2022 outlook (see Exhibit 6). Additional information about IBM can be found on its investor website at www.ibm.com/investor. Exhibits 1-7: Exhibit 1: IBM 2020 Financial Baseline 4

Exhibit 2: IBM Management and Segment Structure Exhibit 3: IBM Segment Structure Previous Segments Changes* New Segments Global Business Services x Revenue categories Consulting x Revenue categories Cloud & Cognitive Software Software Global Technology Services - Separate managed infrastructure services - Technology Support Services - IBM Cloud IaaS N/A x Revenue categories + Technology Support Services + IBM Cloud IaaS + OEM asset recovery service Systems Infrastructure Global Financing - OEM asset recovery service Financing *Does not include minor mission moves 5

Exhibit 4: IBM Mid-Term Model (2022-2024) Exhibit 5: IBM Mid-Term Model (2022-2024) – Segments Exhibit 6: Future Investor Communications 6

Exhibit 7: IBM Historical Recast of Financial Data Exhibit 7a: IBM Consolidated (GAAP) Results as Historically Reported Exhibit 7b: IBM Consolidated (GAAP) Results as Adjusted for Discontinued Operations Exhibit 7c: IBM Operating (non-GAAP) Results as Adjusted for Discontinued Operations Exhibit 7d: IBM Segment Revenue & Gross Profit Adjusted for Segment Changes 7

Exhibit 7a: IBM Consolidated (GAAP) Results as Historically Reported

($ = M)	1Q'19	2Q'19	3Q'19	4Q'19	FY'19	1Q'20	2Q'20	3Q'20	4Q'20	FY'20	1Q'21	2Q'21	3Q'21	Sep'21 YTD
Total Revenue	**18,182**	**19,161**	**18,028**	**21,777**	**77,147**	**17,571**	**18,123**	**17,560**	**20,367**	**73,620**	**17,730**	**18,745**	**17,618**	**54,093**
Total Gross Profit	**8,043**	**9,010**	**8,336**	**11,100**	**36,488**	**7,922**	**8,700**	**8,430**	**10,523**	**35,575**	**8,204**	**9,004**	**8,171**	**25,379**
Total Gross Profit Margin	**44.2%**	**47.0%**	**46.2%**	**51.0%**	**47.3%**	**45.1%**	**48.0%**	**48.0%**	**51.7%**	**48.3%**	**46.3%**	**48.0%**	**46.4%**	**46.9%**
SG&A	4,691	5,456	5,024	5,433	20,604	5,955	5,248	4,647	7,232	23,082	5,174	5,334	4,860	15,368
RD&E	1,433	1,407	1,553	1,596	5,989	1,625	1,582	1,515	1,611	6,333	1,630	1,657	1,621	4,907
I/P & Custom Development Income	(101)	(222)	(166)	(159)	(648)	(116)	(203)	(134)	(173)	(626)	(147)	(135)	(153)	(435)
Other (Income) / Expense	(73)	(747)	(31)	(117)	(968)	182	179	253	247	861	362	315	234	911
Interest Expense	210	348	432	354	1,344	326	323	323	317	1,288	280	281	291	852
Total Expense	**6,160**	**6,242**	**6,813**	**7,107**	**26,322**	**7,972**	**7,129**	**6,603**	**9,234**	**30,937**	**7,299**	**7,451**	**6,852**	**21,603**
Pre-Tax Income from Continuing Ops	**1,883**	**2,768**	**1,522**	**3,993**	**10,166**	**(49)**	**1,571**	**1,827**	**1,289**	**4,637**	**905**	**1,552**	**1,319**	**3,776**
PTI Margin	10.4%	14.4%	8.4%	18.3%	13.2%	-0.3%	8.7%	10.4%	6.3%	6.3%	5.1%	8.3%	7.5%	7.0%
Net Income from Continuing Ops	**1,593**	**2,499**	**1,673**	**3,669**	**9,435**	**1,176**	**1,362**	**1,698**	**1,264**	**5,501**	**956**	**1,325**	**1,130**	**3,411**
Net Income Margin from Continuing Ops	8.8%	13.0%	9.3%	16.8%	12.2%	6.7%	7.5%	9.7%	6.2%	7.5%	5.4%	7.1%	6.4%	6.3%
Net Income from Discontinued Ops	**(2)**	**(1)**	**(1)**	**0**	**(4)**	**(1)**	**(1)**	**(1)**	**92**	**89**	**(1)**	**0**	**0**	**(1)**
Total Net Income	**1,591**	**2,498**	**1,672**	**3,670**	**9,431**	**1,175**	**1,361**	**1,698**	**1,356**	**5,590**	**955**	**1,325**	**1,130**	**3,410**
Diluted EPS														
Continuing Operations	$1.78	$2.81	$1.87	$4.11	$10.57	$1.31	$1.52	$1.89	$1.41	$6.13	$1.06	$1.47	$1.25	$3.77
Discontinued Operations	$0.00	$0.00	$0.00	$0.00	($0.01)	$0.00	$0.00	$0.00	$0.10	$0.10	$0.00	$0.00	$0.00	$0.00
Total Diluted EPS	**$1.78**	**$2.81**	**$1.87**	**$4.11**	**$10.56**	**$1.31**	**$1.52**	**$1.89**	**$1.51**	**$6.23**	**$1.06**	**$1.47**	**$1.25**	**$3.77**
Average Shares (Basic)	889.6	886.3	886.0	887.1	887.2	888.0	889.4	891.4	892.6	890.3	893.6	895.0	897.1	895.3
Average Shares (Diluted)	893.9	890.8	892.8	893.7	892.8	895.0	894.9	897.3	899.0	896.6	901.7	904.2	906.0	904.0

8

Exhibit 7b: IBM Consolidated (GAAP) Results as Adjusted for Discontinued Operations

Unaudited, ($ = M)	1Q'19	2Q'19	3Q'19	4Q'19	FY'19	1Q'20	2Q'20	3Q'20	4Q'20	FY'20	1Q'21	2Q'21	3Q'21	Sep'21 YTD
Total Revenue	**13,297**	**14,306**	**13,281**	**16,830**	**57,714**	**12,956**	**13,604**	**12,937**	**15,682**	**55,179**	**13,187**	**14,218**	**13,251**	**40,656**
Total Gross Profit	**6,853**	**7,802**	**7,076**	**9,803**	**31,533**	**6,779**	**7,610**	**7,237**	**9,238**	**30,865**	**7,027**	**7,852**	**7,106**	**21,985**
Total Gross Profit Margin	**51.5%**	**54.5%**	**53.3%**	**58.2%**	**54.6%**	**52.3%**	**55.9%**	**55.9%**	**58.9%**	**55.9%**	**53.3%**	**55.2%**	**53.6%**	**54.1%**
SG&A	4,278	4,806	4,611	5,028	18,724	5,270	4,750	4,286	6,256	20,561	4,688	4,849	4,306	13,842
RD&E	1,415	1,387	1,532	1,576	5,910	1,607	1,564	1,498	1,592	6,262	1,616	1,641	1,606	4,863
I/P & Custom Development Income	(101)	(221)	(159)	(158)	(639)	(115)	(202)	(133)	(171)	(620)	(146)	(133)	(153)	(431)
Other (Income) / Expense	(84)	(758)	(41)	(128)	(1,012)	169	165	238	230	802	346	302	244	891
Interest Expense	210	348	432	354	1,344	326	323	323	317	1,288	280	281	290	852
Total Expense	**5,719**	**5,562**	**6,375**	**6,672**	**24,327**	**7,256**	**6,600**	**6,213**	**8,224**	**28,293**	**6,784**	**6,940**	**6,293**	**20,017**
Pre-Tax Income from Continuing Ops	**1,134**	**2,241**	**701**	**3,131**	**7,206**	**(477)**	**1,010**	**1,024**	**1,014**	**2,572**	**244**	**912**	**813**	**1,968**
PTI Margin	8.5%	15.7%	5.3%	18.6%	12.5%	-3.7%	7.4%	7.9%	6.5%	4.7%	1.8%	6.4%	6.1%	4.8%
Net Income from Continuing Ops	**979**	**2,106**	**1,000**	**3,062**	**7,146**	**787**	**919**	**1,036**	**1,190**	**3,932**	**403**	**810**	**1,037**	**2,250**
Net Income Margin from Continuing Ops	7.4%	14.7%	7.5%	18.2%	12.4%	6.1%	6.8%	8.0%	7.6%	7.1%	3.1%	5.7%	7.8%	5.5%
Net Income from Discontinued Ops	**612**	**393**	**672**	**608**	**2,285**	**388**	**442**	**662**	**166**	**1,658**	**552**	**515**	**93**	**1,160**
Total Net Income	**1,591**	**2,498**	**1,672**	**3,670**	**9,431**	**1,175**	**1,361**	**1,698**	**1,356**	**5,590**	**955**	**1,325**	**1,130**	**3,410**
Diluted EPS														
Continuing Operations	$1.09	$2.36	$1.12	$3.43	$8.00	$0.88	$1.03	$1.15	$1.32	$4.38	$0.45	$0.90	$1.14	$2.49
Discontinued Operations	$0.68	$0.44	$0.75	$0.68	$2.56	$0.43	$0.49	$0.74	$0.19	$1.85	$0.61	$0.57	$0.10	$1.28
Total Diluted EPS	**$1.78**	**$2.81**	**$1.87**	**$4.11**	**$10.56**	**$1.31**	**$1.52**	**$1.89**	**$1.51**	**$6.23**	**$1.06**	**$1.47**	**$1.25**	**$3.77**
Average Shares (Basic)	889.6	886.3	886.0	887.1	887.2	888.0	889.4	891.4	892.6	890.3	893.6	895.0	897.1	895.3
Average Shares (Diluted)	893.9	890.8	892.8	893.7	892.8	895.0	894.9	897.3	899.0	896.6	901.7	904.2	906.0	904.0

Historical Continuing Operations results do not represent IBM's go-forward Continuing Operations profile.

9

Exhibit 7c: IBM Operating (non-GAAP) Results as Adjusted for Discontinued Operations

Unaudited, ($ = M)	1Q'19	2Q'19	3Q'19	4Q'19	FY'19	1Q'20	2Q'20	3Q'20	4Q'20	FY'20	1Q'21	2Q'21	3Q'21	Sep'21 YTD
Total Gross Profit	**6,927**	**7,874**	**7,283**	**9,989**	**32,073**	**6,965**	**7,796**	**7,416**	**9,414**	**31,591**	**7,201**	**8,031**	**7,290**	**22,522**
Total Gross Profit Margin	**52.1%**	**55.0%**	**54.8%**	**59.4%**	**55.6%**	**53.8%**	**57.3%**	**57.3%**	**60.0%**	**57.3%**	**54.6%**	**56.5%**	**55.0%**	**55.4%**
SG&A	4,159	4,662	4,165	4,714	17,700	4,990	4,470	4,012	5,973	19,445	4,399	4,555	4,018	12,972
RD&E	1,415	1,387	1,479	1,576	5,857	1,607	1,564	1,498	1,592	6,262	1,616	1,641	1,606	4,863
I/P & Custom Development Income	(101)	(221)	(159)	(158)	(639)	(115)	(202)	(133)	(171)	(620)	(146)	(133)	(153)	(431)
Other (Income) / Expense	(189)	(767)	(168)	(312)	(1,436)	(84)	(98)	(41)	(49)	(273)	13	(16)	(74)	(77)
Interest Expense	174	180	408	354	1,116	326	323	323	317	1,288	280	281	290	852
Pre-Tax Income	**1,468**	**2,633**	**1,558**	**3,816**	**9,475**	**242**	**1,739**	**1,756**	**1,752**	**5,490**	**1,039**	**1,702**	**1,603**	**4,343**
PTI Margin	11.0%	18.4%	11.7%	22.7%	16.4%	1.9%	12.8%	13.6%	11.2%	9.9%	7.9%	12.0%	12.1%	10.7%
Net Income	**1,390**	**2,421**	**1,719**	**3,562**	**9,093**	**1,279**	**1,502**	**1,653**	**1,686**	**6,120**	**1,013**	**1,456**	**1,670**	**4,139**
Net Income Margin	10.5%	16.9%	12.9%	21.2%	15.8%	9.9%	11.0%	12.8%	10.8%	11.1%	7.7%	10.2%	12.6%	10.2%
Diluted EPS	**$1.56**	**$2.72**	**$1.93**	**$3.99**	**$10.18**	**$1.43**	**$1.68**	**$1.84**	**$1.88**	**$6.82**	**$1.12**	**$1.61**	**$1.84**	**$4.58**
Average Shares (Basic)	889.6	886.3	886.0	887.1	887.2	888.0	889.4	891.4	892.6	890.3	893.6	895.0	897.1	895.3
Average Shares (Diluted)	893.9	890.8	892.8	893.7	892.8	895.0	894.9	897.3	899.0	896.6	901.7	904.2	906.0	904.0

Historical Continuing Operations results do not represent IBM's go-forward Continuing Operations profile.

10

Exhibit 7d: IBM Segment Revenue & Gross Profit Adjusted for Segment Changes

Unaudited, ($ = M)

	1Q'19	2Q'19	3Q'19	4Q'19	FY'19	1Q'20	2Q'20	3Q'20	4Q'20	FY'20	1Q'21	2Q'21	3Q'21	SepYTD'21
SOFTWARE SEGMENT														
Total Revenue	**4,845**	**5,443**	**5,085**	**7,035**	**22,408**	**5,128**	**5,640**	**5,440**	**6,719**	**22,927**	**5,316**	**5,973**	**5,578**	**16,868**
Hybrid Platform & Solutions	3,033	3,424	3,497	4,517	14,472	3,608	3,934	3,979	4,800	16,321	3,979	4,386	4,246	12,611
Transaction Processing	1,812	2,018	1,589	2,517	7,936	1,520	1,706	1,461	1,919	6,606	1,338	1,587	1,332	4,257
Gross Profit $	**3,700**	**4,282**	**3,841**	**5,647**	**17,470**	**3,917**	**4,396**	**4,235**	**5,410**	**17,958**	**4,083**	**4,708**	**4,337**	**13,128**
Gross Margin %	**76.4%**	**78.7%**	**75.5%**	**80.3%**	**78.0%**	**76.4%**	**78.0%**	**77.8%**	**80.5%**	**78.3%**	**76.8%**	**78.8%**	**77.7%**	**77.8%**
CONSULTING SEGMENT														
Total Revenue	**4,192**	**4,237**	**4,191**	**4,320**	**16,939**	**4,158**	**3,908**	**3,995**	**4,196**	**16,257**	**4,262**	**4,378**	**4,457**	**13,098**
Business Transformation	1,857	1,898	1,873	1,941	7,569	1,854	1,712	1,750	1,877	7,193	1,953	2,049	2,068	6,070
Technology Consulting	698	681	679	764	2,821	781	761	779	811	3,133	835	814	889	2,538
Application Operations	1,638	1,658	1,638	1,615	6,549	1,522	1,435	1,466	1,508	5,931	1,474	1,514	1,501	4,489
Gross Profit $	**1,092**	**1,094**	**1,281**	**1,180**	**4,648**	**1,114**	**1,095**	**1,304**	**1,248**	**4,760**	**1,187**	**1,209**	**1,315**	**3,711**
Gross Margin %	**26.1%**	**25.8%**	**30.6%**	**27.3%**	**27.4%**	**26.8%**	**28.0%**	**32.6%**	**29.7%**	**29.3%**	**27.8%**	**27.6%**	**29.5%**	**28.3%**
INFRASTRUCTURE SEGMENT														
Total Revenue	**3,379**	**3,787**	**3,504**	**5,105**	**15,774**	**3,276**	**3,704**	**3,128**	**4,425**	**14,533**	**3,293**	**3,560**	**2,921**	**9,774**
Hybrid Infrastructure	1,720	2,131	1,881	3,444	9,176	1,732	2,207	1,606	2,870	8,415	1,782	2,059	1,453	5,294
Infrastructure Support	1,659	1,656	1,623	1,661	6,599	1,544	1,497	1,522	1,555	6,118	1,512	1,501	1,468	4,480
Gross Profit $	**1,744**	**2,083**	**1,970**	**2,975**	**8,773**	**1,774**	**2,168**	**1,756**	**2,660**	**8,359**	**1,856**	**2,033**	**1,541**	**5,430**
Gross Margin %	**51.6%**	**55.0%**	**56.2%**	**58.3%**	**55.6%**	**54.2%**	**58.5%**	**56.2%**	**60.1%**	**57.5%**	**56.3%**	**57.1%**	**52.8%**	**55.6%**
FINANCING SEGMENT														
Total Revenue	**355**	**310**	**296**	**252**	**1,215**	**260**	**231**	**240**	**244**	**975**	**208**	**209**	**184**	**601**
Gross Profit $	**152**	**125**	**124**	**111**	**512**	**119**	**101**	**97**	**88**	**405**	**74**	**62**	**53**	**189**
Gross Margin %	**42.9%**	**40.3%**	**41.8%**	**43.9%**	**42.2%**	**45.9%**	**43.6%**	**40.6%**	**36.0%**	**41.6%**	**35.5%**	**29.9%**	**28.7%**	**31.5%**
OTHER SEGMENT														
Total Revenue	**526**	**529**	**205**	**118**	**1,378**	**134**	**122**	**133**	**98**	**488**	**106**	**98**	**110**	**315**
Operating (non-GAAP) Gross Profit $	**237**	**289**	**67**	**76**	**670**	**41**	**36**	**23**	**8**	**109**	**2**	**19**	**44**	**64**
TOTAL IBM CONTINUING OPS														
Total Revenue	**13,297**	**14,306**	**13,281**	**16,830**	**57,714**	**12,956**	**13,604**	**12,937**	**15,682**	**55,179**	**13,187**	**14,218**	**13,251**	**40,656**
Operating (non-GAAP) Gross Profit $	**6,927**	**7,874**	**7,283**	**9,989**	**32,073**	**6,965**	**7,796**	**7,416**	**9,414**	**31,591**	**7,201**	**8,031**	**7,290**	**22,522**
Gross Margin %	**52.1%**	**55.0%**	**54.8%**	**59.4%**	**55.6%**	**53.8%**	**57.3%**	**57.3%**	**60.0%**	**57.3%**	**54.6%**	**56.5%**	**55.0%**	**55.4%**

Historical Continuing Operations results do not represent IBM's go-forward Continuing Operations profile.

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Forward-looking statements and non-GAAP information: Except for the historical information and discussions contained herein, certain statements made in this investor relations article may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees and involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements. This article, the below-mentioned rationale for management’s use of non-GAAP metrics and the below-mentioned reconciliations are integrally related and are intended to be presented and understood together. In an effort to provide better transparency into IBM’s operational results and forward-looking financial information on a continuing operations basis, as determined by generally accepted accounting principles (GAAP), these materials contain non-GAAP financial measures, including “operating” earnings, free cash flow, as well as a post-separation modeled free cash flow estimate and pro forma earnings. The rationale for management’s use of non-GAAP information and a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are included in Exhibit 99.2 to the company’s Form 8-K furnished with the SEC on December 27, 2021. >?